                            LICENSE AGREEMENT FOR COMPUTER
                                   SOFTWARE PACKAGE

Contract # TERAGLOBAL-98-1

This Agreement is made and entered into and effective as of November 19, 1998 (the "EFFECTIVE DATE") between Mentat Inc., a California corporation having a principal place of business at 1145 Gayley Avenue, Suite 315, Los Angeles, CA 90024 ("MENTAT"), and TeraGlobal Communications Corporation, a Wyoming corporation having a principal place of business at 225 Broadway, Suite 1600, San Diego, CA 92101 ("LICENSEE").


1.   DEFINITIONS

     (a) "ADDENDUM" means an attachment to this Agreement describing ORIGINAL SOFTWARE licensed to LICENSEE by this Agreement and the particular terms associated with that ORIGINAL SOFTWARE.

     (b) "LICENSEE SITE" means those buildings owned or leased by LICENSEE which are used by LICENSEE for development and testing of PRODUCTS.

     (c) "CONFIDENTIAL SOURCE CODE" means any portion of the human readable source code of LICENSED SOFTWARE.

     (d) "ORIGINAL SOFTWARE" means source and object code versions of MENTAT software, provided by MENTAT, as identified in an ADDENDUM, executed by both parties, and all enhancements, updates and bug fixes provided to LICENSEE by MENTAT, together with supporting documentation as described in each ADDENDUM.

     (e)  "DERIVATIVE SOFTWARE" means ORIGINAL SOFTWARE as modified by LICENSEE.

     (f) "LICENSED SOFTWARE" means both ORIGINAL SOFTWARE and any ORIGINAL SOFTWARE contained in DERIVATIVE SOFTWARE.

     (g) "PRODUCTS" means the equipment or software programs utilizing the OPERATING SYSTEM that are manufactured or marketed and distributed by LICENSEE as a standard item available to customers of LICENSEE or to the purchasing public.

     (h) "SOURCE CODE FEE" means a one-time fee as described in Sections 2(a), 5(a) and each ADDENDUM.

     (i) "SUPPORT FEE" means an annual fee as described in Section 6(b) and each ADDENDUM.

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     (j)  "ANNUAL PERIOD" means a period of one (1) year following the execution of an ADDENDUM and each anniversary of such execution.

     (k) "DISTRIBUTION FEE" means a per-copy fee as described in Sections 2(b), 5(b) and each applicable ADDENDUM.

     (l) "OPERATING SYSTEM" means the operating system or systems described in each ADDENDUM.

2.   LICENSE

     (a)  Subject to the payment of the applicable SOURCE CODE FEE in
          Section 5(a) and each ADDENDUM, and the terms and conditions of this Agreement, MENTAT hereby grants to LICENSEE a non-transferable and non-exclusive license to use, copy and display ORIGINAL SOFTWARE and to modify ORIGINAL SOFTWARE into DERIVATIVE SOFTWARE, and to use, copy and display such DERIVATIVE SOFTWARE, and to integrate ORIGINAL SOFTWARE and DERIVATIVE SOFTWARE with LICENSEE'S own proprietary software; provided that all of the foregoing activities shall be only for the purpose of development and testing PRODUCTS located within LICENSEE SITES.

     (b)  Subject to the payment of the applicable DISTRIBUTION FEE in
          Section 5(b) and each ADDENDUM and the terms and conditions of this Agreement, MENTAT hereby grants to LICENSEE a non-transferable and non-exclusive binary license to use, perform, display, reproduce and sublicense the object code portion ("Binary Copies") of LICENSED SOFTWARE to its customers for use solely on PRODUCTS.

     (c) In conjunction with the licenses granted in Section 2(b), MENTAT hereby grants to LICENSEE a non-transferable and non-exclusive license to use, modify, reproduce, and distribute non-confidential portions of the documentation supplied to LICENSEE with the ORIGINAL SOFTWARE for the purpose of creating LICENSEE'S user manuals. LICENSEE agrees that, at least thirty (30) days prior to distribution of any manuals containing such documentation, that LICENSEE will provide the manuals to MENTAT for their review.

3.   CONFIDENTIALITY

     (a) Except and to the extent provided in Section 3(b) below, LICENSEE agrees not to allow any portion of the CONFIDENTIAL SOURCE CODE, or any trade secrets or confidential information pertaining to such CONFIDENTIAL SOURCE CODE to be disclosed, reproduced or otherwise used except in accordance with Section 2(a) or for archival or backup purposes at LICENSEE SITES.


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     (b)  The undertakings and obligations of LICENSEE under this Section will not apply, however, to any information which:

          i. was in LICENSEE'S rightful possession before receipt from MENTAT as can be demonstrated by LICENSEE'S records in existence before receipt of the information from MENTAT;

          ii. is or becomes a matter of public knowledge through no fault of LICENSEE;

          iii. is rightfully received by LICENSEE from a third party without a duty of confidentiality;

          iv. is independently developed by LICENSEE without reference to MENTAT'S confidential information; or

          v.   is approved f or release by written authorization of MENTAT.

     (c) LICENSEE shall not knowingly permit anyone to use any portion of LICENSED SOFTWARE for purposes other than as authorized by this Agreement. In the event LICENSEE becomes aware that LICENSED SOFTWARE licensed or sublicensed under this Agreement is being used in an unauthorized manner, LICENSEE shall immediately notify MENTAT in writing of such facts and agrees to use reasonable efforts to have such unauthorized use immediately terminated.

     (d) LICENSEE agrees, and agrees to instruct its employees and authorized contractors having access to LICENSED SOFTWARE, not to provide, disclose or otherwise make available the CONFIDENTIAL SOURCE CODE of LICENSED SOFTWARE, in whole or in part, to any person outside of LICENSEE'S organization without the prior written approval of MENTAT.

     (e) LICENSEE will ensure that all copies of LICENSED SOFTWARE reproduced, sublicensed and delivered under this Agreement include in human readable format any and all appropriate confidential, proprietary and copyright notices and markings contained on the ORIGINAL SOFTWARE provided by MENTAT.

     (f) LICENSEE acknowledges and agrees that in the event of an unauthorized reproduction, disclosure or use of the LICENSED SOFTWARE, or any trade secrets or confidential information of MENTAT, MENTAT will not have an adequate remedy at law, and therefore will be entitled to injunctive or other equitable relief to restrain such reproduction, disclosure or use, whether actual or threatened.

     (g) The provisions of this Section 3 shall survive the termination or expiration of this Agreement.


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4.   OWNERSHIP

     (a) LICENSEE acknowledges that LICENSED SOFTWARE is the property of MENTAT and contains valuable trade secrets and confidential information proprietary to MENTAT. Unless assigned as set forth in
          Section 4(b) below, Licensee shall own all right, title and interest to all DERIVATIVE SOFTWARE, exclusive of the ORIGINAL SOFTWARE.

     (b) For all bug fixes, corrections, or other modifications to the ORIGINAL SOFTWARE which are provided by LICENSEE to MENTAT at LICENSEE'S sole option and that MENTAT in its sole discretion decides to incorporate into ORIGINAL SOFTWARE, LICENSEE hereby grants and assigns to MENTAT all right, title and interest in and to such bug fixes, corrections, or other modifications to the ORIGINAL SOFTWARE and all copyrights and other intellectual property rights therein, together with all rights arising from such copyright ownership. LICENSEE agrees to do and cause to be done all matters and things as it may reasonably and lawfully be required to do to secure to MENTAT the full use and enjoyment of said copyright ownership, and without compensation.

     (c) The LICENSED SOFTWARE is a commercial product developed solely at the private expense of MENTAT. If the LICENSED SOFTWARE is used by, or licensed to, any United States Government agency, whether military or civilian, such use, reproduction, release, modification or disclosure ("use") of the LICENSED SOFTWARE, or any part thereof, including related technical data, is restricted in accordance with Federal Acquisition Regulation ("FAR") 12.212 for civilian agencies and Defense Federal Acquisition Regulation Supplement ("DFARS") 227.7202 for military agencies. Such use is further restricted as set forth in this Agreement or any ADDENDUM hereto.

5.   LICENSE FEES

     (a) In consideration of the source code license rights granted by MENTAT to LICENSEE in Section 2(a) for the LICENSEE SITE, LICENSEE agrees to pay SOURCE CODE FEES to MENTAT as stated in each ADDENDUM. SOURCE CODE FEES are due upon execution of each ADDENDUM.

     (b) In consideration of the binary redistribution rights granted by MENTAT to LICENSEE in Section 2(b), LICENSEE agrees to pay DISTRIBUTION FEES to MENTAT as stated in each ADDENDUM.

          i. Within thirty (30) days after each calendar quarter LICENSEE shall send to MENTAT a report setting forth LICENSEE'S number of copies of the LICENSED


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               SOFTWARE distributed by LICENSEE during the preceding calendar quarter for which a royalty fee is due, a computation of royalties due, and payment of royalties due, in U.S. currency. The first such royalty report shall be due within thirty (30) days after June 30, 1999 and shall set forth LICENSEE'S number of copies of the LICENSED SOFTWARE distributed by LICENSEE for the period from the Effective Date of this Agreement through June 30, 1999 for which a royalty fee is due, a computation of royalties due, and payment of royalties due, in U.S. currency.

          ii. LICENSEE agrees that it will maintain records of production and disposition of all copies of LICENSED SOFTWARE subject to royalty. LICENSEE further agrees that it will, at MENTAT'S expense, permit a mutually agreed upon certified public accountant to have reasonable access, at a time mutually agreed to during LICENSEE'S normal business hours, to audit on an annual basis, LICENSEE'S records and books of account which solely relate to production and disposition of copies of LICENSED SOFTWARE subject to royalty, for the purpose of determining whether the appropriate royalties have been paid to MENTAT. Should such examination result in LICENSEE'S obligation to pay additional royalties, LICENSEE shall pay to MENTAT such royalties immediately with accrued interest as specified in
               Section 5(c) below. Should such examination result in LICENSEE'S obligation to pay additional royalties exceeding three percent (3%) of the royalties paid by LICENSEE for the period examined, Licensee shall also pay the costs and expenses accrued in connection with such examination.

     (c) All payments under this Agreement are payable thirty (30) days after receipt by LICENSEE of an invoice from MENTAT. Any payments which are past due shall accrue interest starting from the due date at a rate of the lesser of (1) 1.5% per month; or (2) the maximum interest rate allowed under law.

     (d) All fees under this Agreement are exclusive of any applicable sales or use tax.

6.   SUPPORT AND TRAINING

     (a) MENTAT agrees to support the ORIGINAL SOFTWARE at no additional charge to LICENSEE for six (6) months following delivery.

     (b) In consideration of the SUPPORT FEES as set forth in each ADDENDUM, MENTAT agrees to support ORIGINAL SOFTWARE for the term of this Agreement. For the purposes of these rights, each annual period will start six (6) months following the execution of an ADDENDUM. SUPPORT FEES will be invoiced thirty (30) days prior to the beginning of each annual period for the entire annual period. LICENSEE will


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          notify MENTAT in writing ninety (90) days prior to the end of any succeeding annual period if LICENSEE chooses to discontinue support.

     (c) Support consists of consultation via telephone, electronic mail, or fax for up to five (5) of LICENSEE'S technical representatives, and any new versions, bug fixes, or enhancements made by MENTAT to the ORIGINAL SOFTWARE during the term of this Agreement.

     (d) If LICENSEE requests and MENTAT agrees to provide on-site support, LICENSEE agrees to pay a reasonable consulting fee as well as travel, meal, and lodging expenses of Mentat personnel for such on-site support.


7.   TERM AND TERMINATION

     (a)  This Agreement shall terminate:

          i. thirty (30) days after written notice by either party, in the event of any default by the other party of any material term, covenant or obligation under this Agreement not cured during such thirty (30) day period; or

          ii. immediately upon MENTAT'S election, if a receiver, liquidator, trustee or like official is appointed for LICENSEE or any substantial portion of its property or if LICENSEE shall have filed or consented to any petition in bankruptcy or other insolvency proceedings or shall have made any assignment for the benefit of creditors; or

          iii. immediately upon LICENSEE'S election, if a receiver, liquidator, trustee or like official is appointed for MENTAT or any substantial portion of its property or if MENTAT shall have filed or consented to any petition in bankruptcy or other insolvency proceedings or shall have made any assignment for the benefit of creditors; or

          iv.  immediately if pursuant to the option exercised by MENTAT under
               Section 9(c).

     (b) In the event that LICENSEE is able to terminate this Agreement for MENTAT'S breach or for reasons described in 7(a)iii, LICENSEE will have any one of the following options:

          i. LICENSEE may terminate this Agreement immediately, subject to LICENSEE'S compliance with the provisions of Section 7(c); or


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          ii.  LICENSEE may retain and continue to exercise the license rights granted to it hereunder, subject to compliance by LICENSEE with the remaining terms and conditions of the Agreement including payment of DISTRIBUTION FEES and SOURCE CODE FEES except that LICENSEE will no longer be obligated to pay the SUPPORT FEES and MENTAT will no longer be obligated to provide such support and maintenance.

     (c) Upon termination by MENTAT for LICENSEE'S material breach or for upon termination by LICENSEE under Section 7(b)i, all rights granted by MENTAT to LICENSEE shall terminate. The following conditions shall apply on termination:

          i. LICENSEE shall discontinue use of LICENSED SOFTWARE and shall either deliver to MENTAT or destroy all LICENSED SOFTWARE, and any related materials furnished by MENTAT, together with all copies thereof;

          ii. LICENSEE shall erase or destroy any part of LICENSED SOFTWARE contained in computer memory or data storage apparatus under the control of LICENSEE;

          iii. LICENSEE shall warrant in writing to MENTAT within thirty (30) days of termination that LICENSED SOFTWARE, related materials and all copies thereof have either been returned to MENTAT or destroyed and erased from computer memory or data storage apparatus.

     (d) Notwithstanding termination of this Agreement for any reason, any license granted under this Agreement by LICENSEE prior to the date of termination shall remain in full force and effect.

8.   LIMITED WARRANTY, DISCLAIMER AND LIMITATION OF LIABILITY

     (a) MENTAT represents and warrants that LICENSED SOFTWARE will perform substantially as described in the documentation listed in the ADDENDUM describing the LICENSED SOFTWARE and current as of the date of delivery of such LICENSED SOFTWARE to LICENSEE.

     (b)  EXCEPT FOR THE EXPRESS LIMITED WARRANTIES SET FORTH ABOVE AND IN
          SECTION 9, LICENSED SOFTWARE IS PROVIDED ON AN AS-IS BASIS. EXCEPT AS SET FORTH IN SECTION 9, MENTAT HEREBY DISCLAIM AND LICENSEE HEREBY EXPRESSLY WAIVES, ANY AND ALL EXPRESS WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, AND ANY AND ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.


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     (c)  THE PARTIES HEREBY AGREE THAT LICENSEE'S SOLE AND EXCLUSIVE REMEDY FOR
          BREACH OF ANY WARRANTIES HEREIN IS THE REPAIR AND/OR REPLACEMENT OF
          ANY DEFECTIVE SOFTWARE. IF FOR ANY REASON MENTAT IS UNABLE TO REPAIR OR REPLACE ANY DEFECTIVE SOFTWARE WITHIN A COMMERCIALLY REASONABLE
          TIME PERIOD, LICENSEE'S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF ANY WARRANTIES HEREIN IS THE REFUND OF THE SOURCE CODE FEES PREVIOUSLY
          PAID BY LICENSEE TO MENTAT.

     (d) EXCEPT WITH RESPECT TO ANY BREACH OF SECTIONS 2 OR 3 BY LICENSEE IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFIT) IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT WHETHER BASED UPON WARRANTY, CONTRACT, TORT OR ANY OTHER LEGAL THEORY. IN ADDITION, MENTAT'S TOTAL LIABILITY TO LICENSEE FOR DIRECT DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL IN NO EVENT EXCEED THE TOTAL AMOUNT OF THE FEES ACTUALLY PAID BY LICENSEE TO MENTAT UNDER THIS AGREEMENT.

9.   PATENT AND COPYRIGHT INDEMNIFICATION

     (a) MENTAT represents and warrants that it has sufficient right, title and interest in and to the LICENSED SOFTWARE to enter into this Agreement and further warrants that it is not aware that the LICENSED SOFTWARE infringes any patent, copyright, or trade secret belonging to a third party in any country and that it has not been notified by a third party of a possibility that the LICENSED SOFTWARE might infringe any patent, copyright or other proprietary right of a third party. Each of MENTAT'S employees, consultants, contractors, partners or agents who has been or will be involved in the development of the ORIGINAL SOFTWARE will have signed an agreement with MENTAT conveying all proprietary rights in the ORIGINAL SOFTWARE to MENTAT and agreeing to maintain in confidence all trade secrets embodied in the ORIGINAL SOFTWARE. MENTAT represents and warrants that it has full power to enter into this Agreement, to carry out its obligations under this Agreement and to grant the rights granted to LICENSEE.

     (b) MENTAT agrees at its expense to defend and indemnify LICENSEE in any suit, claim or proceeding brought against LICENSEE alleging that ORIGINAL SOFTWARE infringes a U.S. patent or a copyright in any country, or violates a trade secret right of a third party; provided, however that LICENSEE (1) notifies MENTAT promptly in writing of such suit, claim or proceeding, (2) gives MENTAT full control of the


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          defense of such suit, claim, or proceeding and full information and assistance to defend such suit, claim or proceeding and (3) allows MENTAT to pay any judgment of a court; provided that MENTAT shall have no liability for settlements or costs incurred without its consent. MENTAT shall have no liability to indemnify LICENSEE in any suit, claim or proceeding brought against LICENSEE to the extent the infringement or violation arises from the use of (1) altered ORIGINAL SOFTWARE as originally supplied by MENTAT and such infringement or violation would have been avoided if LICENSEE had used unaltered ORIGINAL SOFTWARE as originally supplied, (2) non-licensed software with LICENSED SOFTWARE and the claim for such infringement or violation would have been avoided if such non-licensed software had not been used.

     (c) If LICENSEE'S use of ORIGINAL SOFTWARE is enjoined, or in the event that MENTAT desires to minimize its liabilities hereunder, MENTAT will, at its option, either, (1) substitute other equally suitable software, or (2) modify ORIGINAL SOFTWARE so that it no longer is an infringement or violation, or (3) obtain for LICENSEE the right to continue its use. If none of the foregoing is reasonably available, then MENTAT may terminate this Agreement upon thirty (30) days written notice to LICENSEE. Upon satisfaction by LICENSEE of the conditions set forth in Section 7(c), after termination by MENTAT in accordance with this Section 9, MENTAT shall refund the pro-rated SOURCE CODE FEE and pro-rated DISTRIBUTION FEES paid by LICENSEE to MENTAT under this Agreement, based on the number of days remaining in a five year life.

     (d) THE OBLIGATION OF MENTAT UNDER THIS SECTION 9 SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF LICENSEE IN THE EVENT OF ANY SUIT, CLAIM OR PROCEEDING BROUGHT AGAINST LICENSEE ALLEGING THAT THE LICENSED SOFTWARE INFRINGES ANY PATENT OR COPYRIGHT OR VIOLATES A TRADE SECRET RIGHT OF A THIRD PARTY. ALL OTHER LIABILITIES OR OBLIGATION OF MENTAT FOR DAMAGES INCLUDING, BUT NOT LIMITED TO, CONSEQUENTIAL AND INCIDENTAL DAMAGES ARE SPECIFICALLY DISCLAIMED.


10.  ENTIRE AGREEMENT

     (a) This Agreement is the entire agreement between the parties pertaining to this subject matter and supersedes all proposals or prior and contemporaneous agreements or understandings of the parties regarding such matter. Terms and conditions contained in any LICENSEE purchase order or other ordering document or MENTAT acknowledgment or invoice submitted pursuant hereto shall have no binding effect on either party and will not modify this Agreement in any way.


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11.  MISCELLANEOUS

     (a) This Agreement shall not be binding on either party until accepted and executed by each such party.

     (b) No delay or failure of either party to exercise any right or remedy will operate as a waiver thereof. No waiver of any of the provisions of this Agreement for a particular situation shall be deemed or constitute a permanent waiver of such provision for any other situation nor shall such waiver constitute a continuing waiver for the same situation if it should recur.

     (c) Modification of this Agreement shall not be valid unless in writing and signed by duly authorized representatives of both parties.

     (d) This Agreement shall be construed in accordance with and governed by the laws of the State of California without reference to conflicts of laws provisions.

     (e) The parties hereto agree not to disclose, advertise, or make known the terms of this Agreement except; (A) with the other party's prior written consent; or (B) to existing or potential bankers, investors, attorneys, accountants, or similar agents; or (C) as may be required by law or by the order of a court of competent jurisdiction.

     (f) LICENSEE shall not export, re-export, or transfer directly or indirectly LICENSED SOFTWARE to any country for which the United States government requires exporters to obtain an export license or other government approval at the time of export, re-export or transfer, unless prior written authorization is obtained from MENTAT and the appropriate governmental agencies.

     (g) Other than failure to make payments when they are due, neither party will be liable for any failure or delay in its performance under this Agreement due to causes, including, but not limited to, acts of God, acts of civil or military authority, fire, epidemic, flood, earthquake, riot, war, sabotage, labor shortages or disputes, and governmental actions, which are beyond its reasonable control, provided that the delayed party: (i) gives the other party written notice of such cause promptly, and in any event within fifteen (15) days of discovery thereof; and (ii) uses its reasonable efforts to correct such failure or delay in its performance. The delayed party's time for performance or cure under this Section 11(g) will be extended for a period equal to the duration of the cause or thirty (30) days, whichever is less.

     (h) The rights and liabilities of the parties hereto will bind and inure to the benefit of their respective successors, executors and administrators, as the case may be;


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          provided that neither party may assign its rights or delegate its obligations under this Agreement either in whole or in part, without the prior written consent of the other party, except in the case of a sale of all or substantially all of the assets or a controlling share of the stock of the assigning party. Any attempted assignment in violation of the provisions of this Section 11(h) will be void.

     (i) If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

     (j) All notices required or permitted under this Agreement will be in writing, will reference this Agreement and will be deemed given when:
          (i) delivered personally; (ii) when sent by confirmed telex or facsimile; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one
          (1) day after deposit with a commercial overnight carrier, specifying next-day delivery, with written verification of receipt. All communications will be sent to the addresses set forth below to or such other address as may be designated by a party by giving written notice to the other party pursuant to this Section 11(j):

     LICENSEE:                                    MENTAT:
     TeraGlobal Communications Corp.              1145 Gayley Avenue
     225 Broadway, Suite 1600                     Suite 315
     San Diego, California 92101                  Los Angeles, CA 90024
     Attn: President                              Attn: President

     (k) This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

     (l) The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     (m) In the event of any dispute concerning or arising out of this Agreement, such dispute shall be submitted by the parties to arbitration. Arbitration proceedings may be commenced by either party giving the other party written notice thereof and proceeding thereafter in accordance with the rules and procedures of the American Arbitration Association. Any such arbitration shall take place before a single arbitrator only in San Diego, California. Any such arbitration shall be governed by and subject to the applicable laws of the State of California (including the discovery provisions of the California Civil Code and the


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          California Code of Civil Procedure, including specifically
          Section 1283.05 of the California Code of Civil Procedure), and the then prevailing rules of the American Arbitration Association. The arbitrator's award in any such arbitration shall be final and binding, and a judgment upon such award may be enforced by any court of competent jurisdiction.

     (n) If either party hereto commences an arbitration or other action against the other party to enforce any of the terms hereof or because of the breach by such other party of any of the terms hereof, the prevailing party shall be entitled, in addition to any other relief granted, to all actual out-of-pocket costs and expenses incurred by such prevailing party in connection with such action, including, without limitation, all reasonable attorneys' fees.

     (o) Notwithstanding Sections 11(m) and 11(n), either party shall have the right to obtain injunctive relief from a court of competent jurisdiction.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


MENTAT INCORPORATED                        LICENSEE

By:    /S/ KAY A. GUYER                    By:     /S/  PAUL COX
   ----------------------------------         ----------------------------------
Name (Print):   Kay A. Guyer               Name (Print):  Paul Cox
             ------------------------                   ------------------------
Title:   President                         Title:  President
      -------------------------------            -------------------------------
Date:   November 19, 1998                  Date:  November 19, 1998
     --------------------------------           --------------------------------


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ADDENDUM A:  MENTAT XTP

This Addendum to the License Agreement for Computer Software Package, dated __________________, 1998 ("EFFECTIVE DATE") between MENTAT INC. and TeraGlobal Communications Corporation is intended by the parties to add the software named herein to the list of ORIGINAL SOFTWARE licensed to LICENSEE by MENTAT. The specific terms applicable to the software named herein are stated in this Addendum.

1.   DESCRIPTION OF THE SOFTWARE

     (a)  Mentat XTP

2.   OPERATING SYSTEM

     Apple Macintosh Mac OS version 8.5, or other version as specified by mutual written agreement. Compatibility with the MacOS X architecture is not included and may require substantial engineering effort and/or licensing of Mentat Portable Streams.

3.   LICENSE FEES  (Redacted)

4.   DELIVERABLES

     (a) Delivery by MENTAT to LICENSEE of the following Deliverables to be on or before two months from the EFFECTIVE DATE of this ADDENDUM.

          i. XTP engine: compatible with version 4.0 of the XTP Forum Xpress Transport Protocol specification.

          ii. Port specific files for the OPERATING SYSTEM including a full build environment and configurators necessary for the installation and configuration of Mentat XTP on the OPERATING SYSTEM. Configurator design will be a configurator file with minimal functionality to install and set-up Mentat XTP on the OPERATING SYSTEM.
          iii. Documentation:
               -  MENTAT XTP VOLUME 1: PROGRAMMER'S GUIDE.
               -  MENTAT XTP VOLUME 2: INTERNALS.

     (b) MENTAT will modify Mentat XTP within three months of the EFFECTIVE DATE of this ADDENDUM to add knobs for the server to control the multicast group.

IN WITNESS WHEREOF, the parties have caused this Addendum to be execute their duly authorized representatives.


MENTAT INCORPORATED                        LICENSEE

By:    /S/  KAY A GUYER                    By:     /S/  PAUL COX
   ----------------------------------         ----------------------------------
Name (Print):   Kay A. Guyer               Name (Print):  Paul Cox
             ------------------------                   ------------------------
Title:   President                         Title:  President
      -------------------------------            -------------------------------
Date:   November 19, 1998                  Date:  November 19, 1998
     --------------------------------           --------------------------------


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

                               CONFIDENTIAL DISCLOSURE
                                      AGREEMENT
                                                                 EFFECTIVE DATE:

                                                                 ---------------


In order to protect certain proprietary, confidential information which may be disclosed between them, Mentat Inc., a California corporation ("Mentat") and TeraGlobal Communications Corporation ("Participant"), agree that:


1.   The Discloser(s) of confidential         The Recipient(s) of confidential
     information hereunder is (are):          information hereunder is (are):

Both Parties                                  Both Parties
--------------------------------------        --------------------------------

2. The parties' representatives for disclosing or receiving confidential information are:

DC Palter, Kay Guyer, Jim Krupp              Grant Holcomb, Rodney Gagnon
--------------------------------------       ---------------------------------
          (Mentat)                                     (Participant)

3. The confidential information disclosed under this Agreement is described as:

(1) BUSINESS AND TECHNICAL INFORMATION AND DATA RELATING TO MENTAT'S PRODUCTS, CUSTOMERS, AND BUSINESS PLANS, AND (2) BUSINESS AND TECHNICAL INFORMATION AND DATA RELATING TO PARTICIPANT'S PRODUCTS, CUSTOMERS, AND BUSINESS PLANS. MENTAT'S SOURCE CODE AND ANY TRADE SECRETS OR CONFIDENTIAL INFORMATION PERTAINING TO SUCH SOURCE CODE SHALL BE COVERED BY THE TERMS OF A SEPARATE AGREEMENT BETWEEN THE PARTIES, LICENSE AGREEMENT FOR COMPUTER SOFTWARE PACKAGE TERAGLOBAL-98-1 DATED ____________________ 1998.

4. This Agreement covers only confidential information which is disclosed between the effective date and the date of termination of this agreement.

5. A Recipient's obligations regarding confidential information received under this Agreement expire five years from the date of termination of this agreement.

6. A Recipient agrees to return all written documents received from the Discloser containing confidential information immediately upon request of the Discloser.

7. A Recipient shall protect the confidential information against unauthorized disclosure using the same degree of care, but no less than a reasonable degree of care, as the Recipient uses to protect its own confidential information of a like nature.

8. The party receiving confidential information ("Recipient") shall make use of the confidential information only for the following purpose:

Mentat: provide advice and Guidance regarding the use of LICENSED SOFTWARE
        ------------------------------------------------------------------------

Participant:  design of Participant's products
              ------------------------------------------------------------------

9. A Recipient shall be obligated to protect only such confidential information disclosed under this Agreement as is: (a) disclosed in tangible form clearly labeled as confidential at the time of disclosure, or
     (b) disclosed initially in non-tangible form identified as confidential at the time of disclosure and, within thirty days following the initial disclosure, summarized and designated as confidential in a written memorandum delivered to the Recipient's representative named in paragraph 2 above.

10. The Agreement imposes no obligation upon a Recipient with respect to any confidential information disclosed under this Agreement which: (a) was in the Recipient's possession before receipt from Discloser; (b) is or becomes a matter of public knowledge through no fault of Recipient; (e) is rightfully received by Recipient from a third party without a duty of confidentiality; (d) is disclosed by Discloser to a third party without a duty of confidentiality on the third party; (e) is independently developed by Recipient; (f) is disclosed under operation of law; or (g) is disclosed by Recipient with Discloser's prior written approval.

11. Each Discloser warrants that it has the right to make the disclosures under the Agreement, and all such disclosures are at the sole discretion of the Discloser. NO OTHER WARRANTIES ARE MADE BY EITHER PARTY UNDER THIS AGREEMENT, ANY INFORMATION EXCHANGED UNDER THIS AGREEMENT IS PROVIDED "AS IS".

12. Neither party acquires any intellectual property rights under this Agreement; neither party has an obligation under this Agreement to purchase any service or item from the other party, or to deal exclusively with the other party in any field; and neither party has an obligation under this Agreement to offer for sale products using or incorporating the confidential information. The Discloser may, at its sole discretion, offer such products for sale and may modify them or discontinue sale at any time.

13. A Recipient shall adhere to the U.S. Export Administration Laws and Regulations and shall not export or reexport any technical data or products received from the Discloser or the direct products of such technical data to any proscribed country listed in the U.S. Export Administration Regulations unless properly authorized by the U.S. Government.

14. The parties do not intend that any agency or partnership relationship be created between them by this Agreement.


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15.  All additions or modifications to this Agreement must be made in writing and must be signed by both parties. This Agreement is made under and shall be construed according to the laws of the State of California.

16. Either party may terminate this Agreement at any time without cause upon written notice to the other party. In the event this Agreement is terminated, the receiving party shall promptly return or destroy (and certify destruction of) all confidential information which it received from the disclosing party along with all copies which it made.

17. Any other agreement between the parties shall not be affected by this Agreement.


MENTAT INCORPORATED                        LICENSEE

By:    /S/ KAY A. GUYER                    By:     /S/  PAUL COX
   ----------------------------------         ----------------------------------
Name (Print):   Kay A. Guyer               Name (Print):  Paul Cox
             ------------------------                   ------------------------
Title:   President                         Title:  President
      -------------------------------            -------------------------------
Date:   November 19, 1998                  Date:  November 19, 1998
     --------------------------------           --------------------------------


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